UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 7, 2008

                              KINGSTON MINES LTD.
             (Exact name of registrant as specified in its charter)

                                    Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52781
                            (Commission File Number)

                                   98-0471111
                       (IRS Employer Identification No.)

                                888 3rd Street SW
                                   Suite 1000
                              Calgary, AB T2P 5C5
                   (Address of principal executive offices)

                                (403) 716-1910
              (Registrant's telephone number, including area code)

 102-2020 S.E. Kent Avenue, Vancouver, British Columbia  V5P 4X5  (604)642-9561
                      (Former address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 7, 2008, Lou Hilford resigned for personal reasons as a director and officer of Kingston Mines Ltd. On the same date, Thomas Mills was appointed in his place as our new CEO and President.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTON MINES LTD.



/s/ Thomas Mills
Thomas Mills, CEO and Director
Date: January 7, 2008